UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K/A

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 2, 2004

                          J Net Enterprises, Inc.
           _____________________________________________________
           (Exact name of registrant as specified in its charter)

Commission File Number: 1-9728

            Nevada                             88-0169922
_______________________________     ________________________________
(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

4020 Lake Creek Drive, #100
Wilson, Wyoming                                   83014
________________________________________        __________
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (307) 739-8603
                                                      ______________

                                    N/A
        _____________________________________________________________
        (Former name or former address, if changed since last report)

J Net Enterprises, Inc. ("J Net" or the "Company") hereby amends its Current Report on Form 8-K filed on June 3, 2004 by providing definitive information related to the accounting treatment for the transaction and providing the information required in Item 7.

Item 2.  Acquisition or Disposition of Assets
Item 7.  Financial Statements and Exhibits

Item 2.  Acquisition or Disposition of Assets

Accounting Treatment of the Acquisition

The Company has determined that the proper accounting treatment is a reverse merger. Therefore, the transaction will be treated as if Epoch Investment Partners, Inc. ("Epoch") acquired J Net. Since J Net is being treated as the acquired company, its assets and liabilities will be adjusted to reflect their fair value. Deferred stock compensation, representing the fair value of the unvested shares issued to the Epoch employee shareholders at the closing of the transaction, will be expensed as the shares vest pursuant to the Stockholders Agreement. Due to the reverse merger treatment, the historical financial statements of Epoch will become the historical financial statements of the Company. Initially, these financial statements will be issued under the J Net name. However, it is the intent of the Company to change its name to Epoch as soon as practicable.

Item 7.  Financial Statements and Exhibits

(A)  Financial Statements of Business Acquired.

     (i) The consolidated balance sheets as of June 30, 2003 and 2002 and consolidated statements of operations of J Net, as presented on J Net's Annual Report on Form 10-K for each of the three years ended June 30, 2003, 2002 and 2001, are incorporated by reference.

     (ii) The condensed consolidated balance sheet as of March 31, 2004 and condensed consolidated statement of operations, as presented on J Net's Quarterly Report on Form 10-Q for the nine months ended March 31, 2004, are incorporated by reference.

(B)  Unaudited Pro Forma Financial Information.

     The pro forma condensed consolidated balance sheet of Epoch, as a result of the reverse merger accounting treatment for the transaction, reflects the financial position of Epoch as if it had acquired J Net on July 1, 2002. Because Epoch has limited operating history, the pro forma disclosures are adopting the June 30 fiscal year used by J Net.

     Epoch began conducting business on April 14, 2004. Therefore, the pro forma condensed consolidated statements of operations for the year ended June 30, 2003 and the nine months ended March 31, 2004 present only historical J Net operations and any stock based compensation resulting from the June 2, 2004 transaction described in Item 2.

     These pro forma statements are for informational purposes only. They should not be interpreted to be indicative of the Company's consolidated results of operations had the transaction actually occurred on the assumed date nor should they be used to project results for any future dates or periods.

                              J Net Enterprises, Inc. and Subsidiaries
                          Pro Forma Condensed Consolidated Balance Sheet
                                           As of June 30, 2003
                                         (Dollars in thousands)
                                               (Unaudited)

                                                              Pro Forma
                                                             Adjustments
                                                  __________________________________
                                                                Reverse    Other Pro
                                     Historical                 Merger      Forma
                                     Epoch (a)    J Net (b)     Entries  Adjustments   Pro Forma
                                     __________   _________     _______  ___________   _________

Assets
______

Current assets:
  Cash and cash equivalents           $  -       $  5,537       $  -     $  (916) (f)  $  4,621
  Short term investments                 -         12,325          -           -         12,325
  Accounts receivable and
    other current assets                 -            166          -           -            166
                                      ____        _______       ____     _______       ________
      Total current assets               -         18,028          -        (916)        17,112
                                      ____        _______       ____     _______       ________

Property, plant and equipment,
  net of accumulated depreciation        -             79          -           -             79
Goodwill and intangible assets           -              -          -        (458)(e)        458
                                                                             916 (f)
Investments in technology-related
  businesses                             -          2,000          -           -          2,000

Other non-current assets                 -            735          -           -            735
                                      ____        _______       ____     _______       ________
      Total assets                    $  -        $20,842       $  -     $  (458)      $ 20,384
                                      ====        =======       ====     =======       ========


                                                                 Pro Forma
                                                                Adjustments
                                                     __________________________________
                                                               Reverse        Other Pro
                                        Historical             Merger          Forma
                                        Epoch (a)    J Net (b) Entries      Adjustments   Pro Forma
                                        __________   _________ _______      ___________   _________


Liabilities and Stockholders' Equity
____________________________________

Current liabilities:
  Accounts payable and accrued
    expenses                            $  -         $  3,399  $      -     $     -       $  3,399
                                                                                  -              -
  Deferred revenue and customer
    deposits                               -              689         -           -            689
                                        ____         ________  ________     _______       ________
      Total current liabilities            -            4,088         -           -          4,088
                                        ____         ________  ________     _______       ________

Deferred income taxes                      -            6,910         -           -          6,910
Deferred rent and other
  non-current liabilities                  -              405         -           -            405

Stockholders' equity:
  Preferred stock                          -                -         -           -              -
  Common stock                             -              102        91 (c)       -            195
                                                                      2 (h)

  Additional paid-in capital               -           75,250       (91)(c)    (458)(e)     38,596
                                                                (46,031)(d)   9,628 (g)
                                                                    298 (h)       -
  Deferred compensation
    expense                                -                -         -      (9,157)(g)     (9,157)

  Retained earnings (deficit)              -          (49,859)   46,031 (d)    (471)(g)     (4,599)
                                                                   (300)(h)
  Treasury stock                           -          (16,054)        -           -        (16,054)
                                        ____         ________  ________     _______       ________
    Total stockholders' equity             -            9,439         -        (458)         8,981
                                        ____         ________  ________     _______       ________
    Total liabilities and
      stockholders' equity              $  -         $ 20,842  $      -     $  (458)      $ 20,384
                                        ====         ========  ========     =======       ========

Notes:

(a) Epoch began conducting business on April 14, 2004. There are no historical financials as of June 30, 2003.

(b)  Condensed consolidated balance sheet of J Net as of June 30, 2003.

(c) Issuance of 9,095,716 shares of $.01 par value stock in exchange for outstanding common shares of Epoch.

(d)  Eliminate J Net accumulated deficit.

(e)  Record goodwill.

(f)  Payment of direct acquisition costs.

(g) Deferred compensation expense, 5,531,332 shares which are scheduled to vest over three years. A total of 3,907,904 shares, representing the initial stock consideration shares, are valued at $1.50 per share, the closing price of J Net's stock on June 2, 2004, the effective date of the transaction. The remaining shares, representing the escrow stock consideration shares, have been valued at $2.03 per share, the value of J Net's stock on June 18, 2004, the date on which the escrow targets for assets under management were surpassed. For the pro forma twelve months ended June 30, 2003, 231,918 shares of the escrow stock consideration were earned and recorded as stock compensation expense.

(h)  Record issuance of stock award (200,000 shares at $1.50).

                  J Net Enterprises, Inc. and Subsidiaries
          Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended June 30, 2003
              (Dollars in thousands, except per share data)
                                (Unaudited)

                                                Pro Forma
                                               Adjustments
                                           ___________________
                           Historical
                           Epoch (a)       J Net (b)    Other    Pro Forma
                           __________      _________    ______   _________


Revenues, net               $   -          $ 2,625      $    -    $  2,625
  Cost of revenues              -             (609)          -        (609)
                            _____          _______      ______    ________
    Gross profit                -            2,016           -       2,016

Operating expenses              -            6,349           -       6,349
  Stock based
    compensation                -                -         771 (c)     771
  Losses on disposal of
    assets and
    impairments                 -            1,328           -       1,328
                            _____          _______      ______    ________
      Total operating
        expenses                -            7,677         771       8,448

Loss from operations            -           (5,661)       (771)     (6,432)

Other income                    -            1,521           -       1,521
Gain on repurchase of
  convertible
  subordinated notes            -              553           -         553
                            _____          _______      ______    ________

Loss from operations
  before income taxes           -           (3,587)       (771)     (4,358)

Income tax expense              -              241           -         241
                            _____          _______      ______    ________
    Net loss                $   -          $(3,828)     $ (771)   $ (4,599)
                            =====          =======      ======    ========

Issued and outstanding
  shares of common stock        -            8,525       9,296      17,821
                            =====          =======      ======    ========

Basic and diluted
  loss per share            $   -          $  (.45)     $    -    $   (.26)
                            =====          =======      ======    ========
Notes:

(a) Epoch began conducting business on April 14, 2004. Therefore, there are no operations for pro forma disclosures.

(b) Historical unaudited statement of operations for J Net and Subsidiaries for the twelve months ended June 30, 2003.

(c) Stock award issued at closing of 200,000 shares at $1.50 per share, the closing price of J Net's stock on June 2, 2004, issued at closing of transaction. Additional compensation expense is the result of 231,918 shares of escrow stock consideration, as defined in the Merger Agreement valued at $2.03, the date on which the targeted assets under management to earn the escrow consideration was achieved.


                  J Net Enterprises, Inc. and Subsidiaries
          Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended March 31, 2004
               (Dollars in thousands, except per share data)
                               (Unaudited)


                                                Pro Forma
                                               Adjustments
                                           ____________________
                           Historical
                           Epoch (a)       J Net (b)     Other    Pro Forma
                           __________      _________    _______   _________


Revenues, net               $   -          $ 1,832      $     -    $ 1,832
  Cost of revenues              -             (524)           -       (524)
                            _____          _______      _______    _______
    Gross profit                -            1,308            -      1,308

Operating expenses              -            2,952            -      2,952
Stock based compensation        -                -        1,308 (c)  1,308
                            _____          _______      _______    _______
    Total operating
      expenses                  -            2,952        1,308      4,260

Loss from operations            -           (1,644)      (1,308)    (2,952)

Other income                    -            1,052            -      1,052
                            _____          _______      _______    _______

Loss from operations
  before income taxes           -             (592)      (1,308)    (1,900)
Income taxes                    -                -            -          -
                            _____          _______      _______    _______
    Net loss                $   -          $  (592)     $(1,308)   $(1,900)
                            =====          =======      =======    =======
Issued and
  outstanding shares
  of common stock               -            8,539        9,296     17,835
                            =====          =======      =======    =======

Basic and diluted loss
  per share                 $   -          $  (.07)     $     -    $  (.11)
                            =====          =======      =======    =======
Notes:

(a) Epoch began conducting business on April 14, 2004. Therefore, there are no operations for pro forma disclosures.

(b) Historical unaudited statement of operations for J Net and Subsidiaries for the nine months ended March 31, 2004.

(c) The first vesting period for deferred stock compensation would be July 1, 2003 for these pro forma schedules. Total shares scheduled to vest would be 558,272 shares at $1.50 per share and 231,918 shares at $2.03 per share, the fair value of the initial stock consideration and escrow stock consideration earned, respectively.

Exhibits

99.1 Annual Report on Form 10-K for the year ended June 30, 2003 of J Net Enterprises, Inc. is incorporated by reference.

99.2 Quarterly Report on Form 10-Q for the nine months ended March 31, 2004 of J Net Enterprises, Inc. is incorporated by reference.

                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 17, 2004                 J NET ENTERPRISES, INC.

                                       /s/ Mark E. Wilson
                                       _______________________________
                                       Name:   Mark E. Wilson
                                       Title:  Chief Financial Officer